Exhibit 21.1

SUBSIDIARIES OF REGISTRANT

Subsidiaries	Jurisdiction of Organization	Jurisdiction(s) in Which Qualified as a Foreign Corporation
Medical Properties Trust, LLC	Delaware	Alabama, Massachusetts
Mountain View-MPT Hospital, LLC	Delaware	Idaho
MPT of Altoona, LLC	Delaware	Wisconsin
MPT of Alvin FCER, LLC	Delaware	Texas
MPT Bath S.a.r.l.	Luxembourg	—
MPT of Bayonne, LLC	Delaware	New Jersey
MPT of Bennettsville, LLC	Delaware	South Carolina
MPT of Billings, LLC	Delaware	Montana
MPT of Boise, LLC	Delaware	Idaho
MPT of Bossier City, LLC	Delaware	Louisiana
MPT of Brodie FCER, LLC	Delaware	Texas
MPT of Brownsville, LLC	Delaware	Texas
MPT of Casper, LLC	Delaware	Wyoming
MPT of Clear Lake, LLC	Delaware	Texas
MPT of Clear Lake, L.P.	Delaware	Texas
MPT of Comal County, LLC	Delaware	Texas
MPT of Converse FCER, LLC	Delaware	Texas
MPT of Corpus Christi, LLC	Delaware	Texas
MPT of Dallas LTACH, LLC	Delaware	Texas (as “MPT of Dallas LTACH GP, LLC”)
MPT of Dallas LTACH, L.P.	Delaware	Texas
MPT Development Services, Inc.	Delaware	Alabama
MPT Finance Corporation	Delaware	—
MPT of Florence, LLC	Delaware	Arizona
MPT of Greenwood, LLC	Delaware	South Carolina
MPT of Hausman, LLC	Delaware	Texas
MPT of Hillsboro, LLC	Delaware	Texas
MPT of Hillsboro, L.P.	Delaware	Texas
MPT of Hoboken Hospital, LLC	Delaware	—
MPT of Hoboken TRS, LLC	Delaware	New Jersey
MPT of Hoover-Medical West, LLC	Delaware	Alabama
MPT of Idaho Falls, LLC	Delaware	Idaho
MPT of Johnstown, LLC	Delaware	Colorado
MPT JV Holdco Sarl	Luxembourg	—
MPT of Kansas City, LLC	Delaware	Missouri
MPT of Lafayette, LLC	Delaware	Indiana
MPT of Laredo, LLC	Delaware	Texas
MPT of Las Cruces, LLC	Delaware	New Mexico
MPT Legacy of Montclair, LLC	Delaware	New Jersey
MPT of Little Elm FCER, LLC	Delaware	Texas
MPT of Los Angeles, LLC	Delaware	California
MPT of Los Angeles, L.P.	Delaware	California
MPT of Mesa, LLC	Delaware	Arizona
MPT of Mesquite, LLC	Delaware	Texas
MPT of Mountain View, LLC	Delaware	—
MPT of Nacogdoches FCER, LLC	Delaware	Texas
MPT of Ogden, LLC	Delaware	Utah
MPT of Olympia, LLC	Delaware	—
MPT Operating Partnership, L.P.	Delaware	Massachusetts, Alabama, New York, Kansas
MPT of Overlook Parkway, LLC	Delaware	Texas
MPT of Paradise Valley, LLC	Delaware	California
MPT of Paradise Valley, L.P.	Delaware	California
MPT of PA-Vibra Lender, LLC	Delaware	Michigan
MPT of Pearland FCER, LLC	Delaware	Texas
MPT of Petersburg, LLC	Delaware	Virginia
MPT of Poplar Bluff, LLC	Delaware	Missouri
MPT of Port Arthur, LLC	Delaware	Texas
MPT of Post Falls, LLC	Delaware	Idaho
MPT of Prescott Valley, LLC	Delaware	Arizona
MPT of Provo, LLC	Delaware	Utah
MPT RHM Achertal S.a.r.l.	Luxembourg	—
MPT RHM Adelsberg S.a.r.l.	Luxembourg	—
MPT RHM Aukammtal S.a.r.l.	Luxembourg	—
MPT RHM Bad Lausick S.a.r.l.	Luxembourg	—

MPT RHM Bad Sulze S.a.r.l.	Luxembourg	—
MPT RHM Berggiesshubel S.a.r.l.	Luxembourg	—
MPT RHM Braunfels S.a.r.l.	Luxembourg	—
MPT RHM Buchberg S.a.r.l.	Luxembourg	—
MPT RHM Burg Landshut S.a.r.l.	Luxembourg	—
MPT AHG Odenwald S.a.r.l.	Luxembourg	—
MPT RHM Christiaan S.a.r.l.	Luxembourg	—
MPT RHM Flechtingen S.a.r.l.	Luxembourg	—
MPT RHM Flechtingen II S.a.r.l.	Luxembourg	—
MPT RHM Fontana S.a.r.l.	Luxembourg	—
MPT RHM Franz-Alexander S.a.r.l.	Luxembourg	—
MPT RHM Gottleuba S.a.r.l.	Luxembourg	—
MPT RHM Grunheide S.a.r.l.	Luxembourg	—
MPT RHM Gunzenbach S.a.r.l.	Luxembourg	—
MPT RHM Gyhum S.a.r.l.	Luxembourg	—
MPT RHM Hannover S.a.r.l.	Luxembourg	—
MPT RHM Heidelberg S.a.r.l.	Luxembourg	—
MPT RHM Heiligendamm S.a.r.l.	Luxembourg	—
MPT RHM Heinrich Mann S.a.r.l.	Luxembourg	—
MPT RHM Hillersbach S.a.r.l.	Luxembourg	—
MPT RHM Hohenfeld S.a.r.l.	Luxembourg	—
MPT RHM Hohenlohe S.a.r.l.	Luxembourg	—
MPT RHM Holdco S.a.r.l.	Luxembourg	—
MPT RHM Hoppegarten S.a.r.l.	Luxembourg	—
MPT RHM Kaiserberg S.a.r.l.	Luxembourg	—
MPT RHM Kalbe S.a.r.l.	Luxembourg	—
MPT RHM Kinzigtal S.a.r.l.	Luxembourg	—
MPT RHM Kladow S.a.r.l.	Luxembourg	—
MPT RHM Klaus S.a.r.l.	Luxembourg	—
MPT RHM Lobenstein S.a.r.l.	Luxembourg	—
MPT RHM Magdeburg S.a.r.l.	Luxembourg	—
MPT RHM Moselschleife S.a.r.l.	Luxembourg	—
MPT RHM Park S.a.r.l.	Luxembourg	—
MPT RHM Schlangenbad S.a.r.l.	Luxembourg	—
MPT RHM Sonnenwende S.a.r.l.	Luxembourg	—
MPT RHM St. George Bad Durrheim S.a.r.l.	Luxembourg	—
MPT RHM St. George Bad Krotzingen S.a.r.l.	Luxembourg	—
MPT RHM Sudpark S.a.r.l.	Luxembourg	—
MPT RHM Tennstedt S.a.r.l.	Luxembourg	—
MPT RHM Vesalius S.a.r.l.	Luxembourg	—
MPT RHM Wismar S.a.r.l.	Luxembourg	—
MPT Uberherrn Sarl	Luxembourg	—
Med Valencia S.a.r.l.	Luxembourg	—
Bacoreta Investments S.L.	Spain	—
Healthcare Properties Fund Italy	Italy	—
MPT Median Münchwies S.a.r.l.	Luxembourg	—
MPT Median Schweriner See S.a.r.l.	Luxembourg	—
MPT Median Bad Oeynhausen S.a.r.l.	Luxembourg	—
MPT Median Bad Salzuflen S.a.r.l.	Luxembourg	—
MPT Bad Pyrmont II S.a.r.l.	Luxembourg	—
MPT Median Bassenheim S.a.r.l.	Luxembourg	—
MPT Median Psychosomatik S.a.r.l	Luxembourg	—
MPT Median Wilhelmsheim S.a.r.l.	Luxembourg	—
MPT Median Daun-Thommener Höhe S.a.r.l.	Luxembourg	—
MPT Median Daun-Am Rosenberg S.a.r.l.	Luxembourg	—
MPT Median Dormagen, S.a.r.l.	Luxembourg	—
MPT Median Tönisstein S.a.r.l.	Luxembourg	—
MPT Median Haus Dondert S.a.r.l.	Luxembourg	—
MPT Median Haus Grefrath S.a.r.l.	Luxembourg	—
MPT Median Haus Remscheid S.a.rl.	Luxembourg	—
MPT Median Germersheim S.a.r.l.	Luxembourg	—
MPT Median am Waldsee S.a.r.l.	Luxembourg	—
MPT Median Haus Willich S.a.r.l.	Luxembourg	—
MPT Median Daun-Altburg S.a.r.l.	Luxembourg	—
MPT Median Salze S.a.r.l.	Luxembourg	—
MPT Median Saale S.a.r.l.	Luxembourg	—
MPT Median Saale II S.a.r.l.	Luxembourg	—
MPT Median Children’s Rehab S.a.r.l.	Luxembourg	—
MPT Median Meduna S.a.r.l.	Luxembourg	—

MPT Median Meduna Park S.a.r.l.	Luxembourg	—
MPT AHG Lubeck S.a.r.l.	Luxembourg	—
MPT AHG Mecklenberg S.a.r.l.	Luxembourg	—
MPT AHG Ravensruh S.a.r.l.	Luxembourg	—
MPT AHG Richelsdorf S.a.r.l.	Luxembourg	—
MPT AHG Romhild S.a.r.l.	Luxembourg	—
MPT AHG Wigbertshohe S.a.r.l.	Luxembourg	—
MPT Alicante SL	Spain	—
MPT Barby Sarl	Luxembourg	—
MPT Brandis Sarl	Luxembourg	—
MPT Kuhlungsborn Sarl	Luxembourg	—
MPT ATOS Cologne S.a.r.l.	Luxembourg	—
MPT Barby Sarl	Luxembourg	—
MPT Barcelona Spanish Investment SL	Spain	—
MPT Brandis Sarl	Luxembourg	—
MPT Circle-Birmingham S.a.r.l.	Luxembourg	—
MPT UK Holdco S.a.r.l	Luxembourg	—
MPT Median Burggraben S.a.r.l	Luxembourg	—
MPT Median Holdings, S.a.r.l.	Luxembourg	—
Medical Properties Trust S.a.r.l.	Luxembourg	—
MPT Luxembourg GP S.a.r.l.	Luxembourg	—
MPT Luxembourg Partnership SCS	Luxembourg	—
MPT Luxembourg AIF Italy GP S.a.r.l.	Luxembourg	—
MPT Luxembourg AIF Italy SCSp	Luxembourg	—
MPT Europe Holdco S.a.rl.	Luxembourg	—
MPT BMI Harbour Hospital Sarl	Luxembourg	—
MPT Switzerland Holdings Sarl	Luxembourg	—
MPT Valencia Spanish Investment SL	Spain	—
MPT Mt Stuart Limited	United Kingdom	—
MPT Euxton Limited	United Kingdom	—
MPT Renacres Limited	United Kingdom	—
MPT Downs Limited	United Kingdom	—
MPT Winfield Limited	United Kingdom	—
MPT Rowley Limited	United Kingdom	—
MPT Ashtead Limited	United Kingdom	—
MPT Reading Limited	United Kingdom	—
MPT Viseu Sarl	Luxembourg	—
Kiinteistö Oy Oulun Kiilakivi	Finland	—
Kiinteistö Oy Helsingin Puutarhurinkuja 2	Finland	—
Kiinteistö Oy Kuopion Isabella	Finland	—
Kiinteistö Oy Turun Joukahaisenkatu 9	Finland	—
Kiinteistö Oy Joukahaisenkadun Pysäköinti	Finland	—
Newco Inversiones Immobiliarias SL	Spain	—
Proyectos Torrelodones SL	Spain	—
Proyectos Moraleja 2002 SL	Spain	—
MPT Australia Realty Trust	New South Wales	—
MPT Australian Services Pty Ltd	New South Wales	—
MPT Kingswood Realty Trust	New South Wales	—
MPT Campbelltown Realty Trust	New South Wales	—
MPT Liverpool Realty Trust	New South Wales	—
MPT Bundoora Realty Trust	New South Wales	—
MPT Sunnybank Realty Trust	New South Wales	—
MPT Strathpine Realty Trust	New South Wales	—
MPT Perth Realty Trust	New South Wales	—
MPT St. Albans Realty Trust	New South Wales	—
MPT Glen Waverley Realty Trust	New South Wales	—
MPT Wantirna Realty Trust	New South Wales	—
MPT Ringwood East Realty Trust	New South Wales	—
Medical Properties Trust Limited	Jersey	—
MPT Propco Holdco Ltd	Jersey	—
MPT Harrow Ltd	United Kingdom	—
MPT Glasgow Ltd	United Kingdom	—
MPT Osborn Ltd	United Kingdom	—
MPT Stepney Green Ltd	United Kingdom	—
MPT Fulwood Ltd	United Kingdom	—
MPT Great Missenden Ltd	United Kingdom	—
MPT Arnold Ltd	United Kingdom	—
MPT Combe Down Ltd	United Kingdom	—
MPT Guildford Ltd	United Kingdom	—

MPT Basingstoke Ltd	United Kingdom	—
MPT Canterbury Ltd	United Kingdom	—
MPT Altrincham Ltd	United Kingdom	—
MPT Bristol Ltd	United Kingdom	—
MPT Chelmsford Ltd	United Kingdom	—
MPT Grovelands Ltd	United Kingdom	—
MPT Knaphill Ltd	United Kingdom	—
MPT Roehampton Dowdeswell Ltd	United Kingdom	—
MPT Lincolnshire Limited	United Kingdom	—
MPT Sandon Limited	United Kingdom	—
MPT Walsall Limited	United Kingdom	—
MPT Dewsbury Limited	United Kingdom	—
MPT East Riding Limited	United Kingdom	—
MPT UK Holdings Limited	United Kingdom	—
MPT UK Property Holdings Limited	United Kingdom	—
MPT Bath Ltd	Jersey	—
MPT Circle Birmingham Ltd	Jersey	—
MPT BMI Harbour Hospital Ltd	Jersey	—
MPT Circle Property Holdings Limited	United Kingdom	—
MPT Circle Property Holdings A Limited	United Kingdom	—
MPT Circle Property Holdings R Limited	United Kingdom	—
MPT UK Property Holdings A Limited	United Kingdom	—
MPT UK Property Holdings R Limited	United Kingdom	—
MPT Jersey Holdings Limited	Jersey	—
MPT Croydon Ltd	United Kingdom	—
MPT Rochdale Ltd	United Kingdom	—
MPT Orpington Ltd	United Kingdom	—
MPT Swindon Ltd	United Kingdom	—
MPT Milton Keynes Ltd	United Kingdom	—
MPT Aberdeen Ltd	United Kingdom	—
MPT Winchester Ltd	United Kingdom	—
MPT 21 (Somerfield Hospital) Ltd	United Kingdom	—
MPT Hendon Ltd	United Kingdom	—
MPT 23 (Fawkham Manor Hospital) Ltd	United Kingdom	—
MPT Beckenham Ltd	United Kingdom	—
MPT Carmarthen Ltd	United Kingdom	—
MPT Blackburn Ltd	United Kingdom	—
MPT 27 (Esperance Hospital) Ltd	United Kingdom	—
MPT Biddenham Ltd	United Kingdom	—
MPT 29 (Fernbrae Hospital) Ltd	United Kingdom	—
MPT 30 (Paddocks Hospital) Ltd	United Kingdom	—
MPT Blackheath Ltd	United Kingdom	—
MPT Worthing Ltd	United Kingdom	—
MPT Bolton Ltd	United Kingdom	—
MPT Edgbaston Ltd	United Kingdom	—
MPT Droitwich Spa Ltd	United Kingdom	—
MPT Dorchester Ltd	United Kingdom	—
MPT Cheadle Ltd	United Kingdom	—
MPT 38 (Property Holdings) Ltd	United Kingdom	—
Bath Business Management Limited	Luxembourg	—
MPT Dahlener Heide S.a.r.l.	Luxembourg	—
MPT Darlington Limited	United Kingdom	—
MPT Colombia TRS, S.L.	Spain	—
Medical Properties Trust, S.L.	Spain	—
MPT Colombia Finance, S.L.	Spain	—
MPT Cavendish Ltd.	United Kingdom	—
MPT Circle Reading Ltd.	United Kingdom	—
MPT UK Finance Co. Ltd.	United Kingdom	—
MPT Santa Maria da Feira S.a.r.l.	United Kingdom	—
MPT Bamford Ltd.	United Kingdom	—
MPT Bromley Ltd.	United Kingdom	—
MPT Bussage Ltd.	United Kingdom	—
MPT Fromefield Ltd.	United Kingdom	—
MPT Godalming Ltd.	United Kingdom	—
MPT Hemel Hempstead Ltd.	United Kingdom	—
MPT Hurworth Ltd.	United Kingdom	—
MPT Mansionhouse Ltd.	United Kingdom	—
MPT Meanwood Ltd.	United Kingdom	—
MPT Melton Mowbray Ltd.	United Kingdom	—

MPT Middleton Ltd.	United Kingdom	—
MPT Monmouth Ltd.	United Kingdom	—
MPT Newbury Ltd.	United Kingdom	—
MPT Nottingham Ltd.	United Kingdom	—
MPT Odiham Ltd.	United Kingdom	—
MPT Old Woking Ltd.	United Kingdom	—
MPT Preston Ltd.	United Kingdom	—
MPT Sketchley Ltd.	United Kingdom	—
MPT Southampton Ltd.	United Kingdom	—
MPT Tadley Ltd.	United Kingdom	—
MPT Wilmslow Ltd.	United Kingdom	—
MPT Woodbourne Ltd.	United Kingdom	—
MPT Annesley Ltd.	United Kingdom	—
MPT Burston Ltd.	United Kingdom	—
MPT Roehampton Ltd.	United Kingdom	—
MPT Calverton Ltd.	United Kingdom	—
MPT Goddards Green Ltd.	United Kingdom	—
MPT Langho Ltd.	United Kingdom	—
MPT Royston Ltd.	United Kingdom	—
MPT Llanarth Ltd.	United Kingdom	—
MPT Edmonton Ltd.	United Kingdom	—
MPT Stockton Ltd.	United Kingdom	—
MPT Ayr Ltd.	United Kingdom	—
MPT Stapleford Tawney Ltd.	United Kingdom	—
MPT Willenhall Ltd.	United Kingdom	—
MPT Stirling Ltd.	United Kingdom	—
MPT of Victory Lakes FCER, LLC	Delaware	Texas
MPT of West Monroe, LLC	Delaware	Louisiana
MPT of Westover Hills, LLC	Delaware	Texas
MPT of West Valley City, LLC	Delaware	Utah
MPT of Wichita, LLC	Delaware	Kansas
Wichita Health Associates Limited Partnership	Delaware	Kansas
MPT of Sherman-Alecto Hospital, LLC	Delaware	Texas
MPT of McKinney FCER, LLC	Delaware	Texas
MPT of Blue Springs, LLC	Delaware	Missouri
MPT of Missouri, LLC	Delaware	Missouri
MPT of Weslaco, LLC	Delaware	Texas
MPT of Highland Village FCER, LLC	Delaware	Texas
MPT Europe Opportunities, LLC	Delaware	—
MPT of Helotes FCER, LLC	Delaware	Texas
MPT of Lubbock, LLC	Delaware	Texas
MPT of Hartsville-Capella, LLC	Delaware	South Carolina
MPT of Hot Springs-Capella, LLC	Delaware	Arkansas
MPT of McMinnville-Capella, LLC	Delaware	Oregon
MPT of Port Huron, LLC	Delaware	Michigan
MPT of Creekside FCER, LLC	Delaware	Texas
MPT of Flagstaff, LLC	Delaware	Arizona
MPT of Marrero FCER, LLC	Delaware	Louisiana
MPT of New Orleans Canal FCER, LLC	Delaware	Louisiana
MPT of Plano Preston FCER, LLC	Delaware	Texas
MPT of Houston Antoine FCER, LLC	Delaware	Texas
MPT of Katy 1463 FCER, LLC	Delaware	Texas
MPT of Newark, LLC	Delaware	New Jersey
MPT of Potranco FCER, LLC	Delaware	Texas
MPT of Mandeville FCER, LLC	Delaware	Louisiana
MPT of DeZavala FCER, LLC	Delaware	Texas
MPT of Glendale Camelback FCER, LLC	Delaware	Arizona
MPT of Austin Riverside FCER, LLC	Delaware	Texas
MPT of Lewiston-RCCH LLC	Delaware	Idaho
MPT of Pasco-RCCH, LLC	Delaware	Washington
MPT of Ayer-Steward, LLC	Delaware	Massachusetts
MPT of Brighton-Steward, LLC	Delaware	Massachusetts
MPT of Brockton-Steward, LLC	Delaware	Massachusetts
MPT of Coral Terrace-Steward, LLC	Delaware	Florida
MPT of Dorchester-Steward, LLC	Delaware	Massachusetts
MPT of Fall River-Steward, LLC	Delaware	Massachusetts
MPT of Methuen-Steward, LLC	Delaware	Massachusetts
MPT of Norwood-Steward, LLC	Delaware	Massachusetts
MPT of Taunton-Steward, LLC	Delaware	Massachusetts

MPT of Haverhill-Steward, LLC	Delaware	Massachusetts
MPT Sycamore Opco, LLC	Delaware	—
MPT of Toledo, LLC	Delaware	Ohio
MPT of Mesa Superstition-Steward, LLC	Delaware	Arizona
MPT of Melbourne-Steward, LLC	Delaware	Florida
MPT of Rockledge-Steward, LLC	Delaware	Florida
MPT of Sebastian-Steward, LLC	Delaware	Florida
MPT of Warren-Steward, LLC	Delaware	Ohio
MPT of Youngstown-Steward, LLC	Delaware	Ohio
MPT of Easton-Steward, LLC	Delaware	Pennsylvania
MPT of Sharon-Steward, LLC	Delaware	Pennsylvania
MPT of Hillside-Steward, LLC	Delaware	Ohio
MPT of Maricopa RE-Steward, LLC	Delaware	Arizona
MPT of Odessa RE-Steward, LLC	Delaware	Texas
MPT of Ogden RE-Steward, LLC	Delaware	Utah
MPT of Phoenix RE-Steward, LLC	Delaware	Arizona
MPT of Port Arthur RE-Steward LLC	Delaware	Texas
MPT of San Antonio RE-Steward, LLC	Delaware	Texas
MPT of Phoenix Behavioral-Steward, LLC	Delaware	Arizona
MPT Nucleus Holdco LLC	Delaware	—
Nucleus Holdco JV LLC	Delaware	—
MPT Utah Portfolio Investor, LLC	Delaware	—
lMPT Nucleus TRS, LLC	Delaware	—
MPT Utah Portfolio, LLC	Delaware	—
EDPA Propco-Rockledge, LLC	Delaware	Florida
MPT Global Opportunities, LLC	Delaware	—
MPT of Rosenberg FCER, LLC	Delaware	Texas
MPT of Sherman-Alecto, LLC	Delaware	Texas
MPT of Spartanburg, LLC	Delaware	South Carolina
MPT of Tomball, LLC	Delaware	Texas (as “MPT of Tomball GP, LLC”)
MPT of Tomball, L.P.	Delaware	Texas
MPT of Twelve Oaks, LLC	Delaware	Texas
MPT of Twelve Oaks, L.P.	Delaware	Texas
MPT of Layton-Steward, LLC	Delaware	Utah
MPT of Hope-Steward, LLC	Delaware	Arkansas
MPT of West Jordan-Steward, LLC	Delaware	Utah
MPT of Odessa-Steward, LLC	Delaware	Texas
MPT of Houston-Steward, LLC	Delaware	Texas
MPT of Phoenix-Steward, LLC	Delaware	Arizona
MPT of Salt Lake City-Steward, LLC	Delaware	Utah
MPT of San Antonio-Steward, LLC	Delaware	Texas
MPT of Tempe-Steward, LLC	Delaware	Arizona
MPT of Texarkana-Steward, LLC	Delaware	Texas
MPT of Houston RE-Steward, LLC	Delaware	Texas
MPT of Layton RE-Steward, LLC	Delaware	Utah
MPT of Lehi-Steward, LLC	Delaware	Utah
MPT TRS Lender-Steward, LLC	Delaware	Massachusetts
MPT of Big Spring-Steward, LLC	Delaware	Texas
MPT Australia MIT Holdings, LLC	Delaware	—
MPT Australia, LLC	Delaware	—
MPT of Elgin, LLC	Delaware	South Carolina
MPT of St. Luke's Parallel Parkway, LLC	Delaware	Kansas
MPT of St. Luke's Roeland Park, LLC	Delaware	Kansas
MPT of St. Luke's Shawnee, LLC	Delaware	Kansas
MPT of St. Luke's Overland Park North, LLC	Delaware	Kansas
MPT of St. Luke's Overland Park South, LLC	Delaware	Kansas
MPT of St. Luke's Olathe, LLC	Delaware	Kansas
MPT of St. Luke's Leawood, LLC	Delaware	Kansas
MPT TRS Lender PMH, LLC	Delaware	—
MPT of Bellflower PMH GP, LLC	Delaware	California
MPT of Culver City PMH GP, LLC	Delaware	California
MPT of Hollywood PMH GP, LLC	Delaware	California
MPT of Los Angeles PMH GP, LLC	Delaware	California
MPT of Manchester PMH, LLC	Delaware	Connecticut
MPT of Norwalk PMH GP, LLC	Delaware	California
MPT of Ridley Park PMH, LLC	Delaware	Pennsylvania
MPT of Rockville PMH, LLC	Delaware	Connecticut
MPT of Springfield PMH, LLC	Delaware	Pennsylvania
MPT of Tustin PMH GP, LLC	Delaware	California

MPT of Upland PMH, LLC	Delaware	Pennsylvania
MPT of Upper Darby PMH, LLC	Delaware	Pennsylvania
MPT of Van Nuys PMH GP, LLC	Delaware	California
MPT of Waterbury PMH, LLC	Delaware	Connecticut
MPT of Bellflower PMH, L.P.	Delaware	California
MPT of Culver City PMH, L.P.	Delaware	California
MPT of Hollywood PMH, L.P.	Delaware	California
MPT of Los Angeles PMH, L.P.	Delaware	California
MPT of Norwalk PMH, L.P.	Delaware	California
MPT of Tustin PMH, L.P	Delaware	California
MPT of Van Nuys PMH, L.P.	Delaware	California
MPT TRS Lender-Vibra, LLC	Delaware	—
MPT of Bowling Green-Vibra, LLC	Delaware	Kentucky
MPT of San Bernardino-Vibra GP, LLC	Delaware	California
MPT of San Bernardino-Vibra, L.P.	Delaware	California
MPT of Crown Point-Vibra, LLC	Delaware	Indiana
MPT of Mahoning Valley-Vibra, LLC	Delaware	Ohio
MPT of Sacramento-Vibra GP, LLC	Delaware	California
MPT of Sacramento-Vibra, L.P.	Delaware	California
MPT of Rochdale-Vibra, LLC	Delaware	Massachusetts
MPT of Charleston-Vibra, LLC	Delaware	South Carolina
MPT of Richmond-Vibra, LLC	Delaware	Virginia
MPT of South Clear Lake, LLC	Delaware	Texas
MPT of Johnstown-Lima, LLC	Delaware	Pennsylvania
MPT of Meyersdale-Lima, LLC	Delaware	Pennsylvania
MPT of Hastings-Lima, LLC	Delaware	Pennsylvania
MPT of Roaring Springs-Lima, LLC	Delaware	Pennsylvania
MPT of Lawton-Lima, LLC	Delaware	Oklahoma
MPT of Palestine-Lima, LLC	Delaware	Texas
MPT of Ottumwa-Lima, LLC	Delaware	Iowa
MPT of Riverton-Lima, LLC	Delaware	Wyoming
MPT of Lander-Lima, LLC	Delaware	Wyoming
MPT of Ernest-Bakersfield, LLC	Delaware	California
MPT of Ernest-Bakersfield, LP	Delaware	California
MPT of Utah-Steward, LLC	Delaware	—
MPT of Utah-Steward Holdings, LLC	Delaware	—
MPT Manolete Opco TRS, LLC	Delaware	—
MPT of Layton-Steward Property, LLC	Delaware	Utah
MPT of West Jordan-Steward Property, LLC	Delaware	Utah
MPT of Hillsboro TRS Lender, LLC	Delaware	—
MPT of Ernest-Stockton, LLC	Delaware	California
MPT of Ernest-Stockton, LP	Delaware	California
MPT of El Paso, LLC	Delaware	Texas
MPT of Clarksville, LLC	Delaware	Indiana
MPT TRS, Inc.	Delaware	—
MPT of Coral Gables-Steward, LLC	Delaware	Florida
MPT of Hialeah-Steward, LLC	Delaware	Florida
MPT of Hialeah Palmetto-Steward, LLC	Delaware	Florida
MPT of Lauderdale Lakes-Steward, LLC	Delaware	Florida
MPT of Miami-Steward, LLC	Delaware	Florida
MPT of Ernest-Lexington, LLC	Delaware	South Carolina
MPT Springstone REIT, Inc.	Delaware	—
MPT of Gardena-PHS, L.P.	Delaware	California
MPT of Huntington Park-PHS, L.P.	Delaware	California
MPT of Huntington Park MOB-PHS, L.P.	Delaware	California
MPT of East Los Angeles-PHS, L.P.	Delaware	California
MPT of Norwalk-PHS, L.P.	Delaware	California
MPT of Norwalk MOB-PHS, L.P.	Delaware	California
MPT of Gardena-PHS GP, LLC	Delaware	California
MPT of Huntington Park-PHS GP, LLC	Delaware	California
MPT of Huntington Park MOB-PHS GP, LLC	Delaware	California
MPT of East Los Angeles-PHS GP, LLC	Delaware	California
MPT of Norwalk-PHS GP, LLC	Delaware	California
MPT of Norwalk MOB-PHS GP, LLC	Delaware	California
MPT Business Holdings, LLC	Delaware	—
MPT of Detroit, LLC	Delaware	Michigan
MPT of Avondale-Springstone, LLC	Delaware	Arizona
MPT of Carrollton-Springstone, LLC	Delaware	Texas
MPT of Columbus-Springstone, LLC	Delaware	Ohio

MPT of Conroe-Springstone, LLC	Delaware	Texas
MPT of Dublin-Springstone, LLC	Delaware	Ohio
MPT of Englewood-Springstone, LLC	Delaware	Colorado
MPT of Ft. Worth-Springstone, LLC	Delaware	Texas
MPT of Georgetown-Springstone, LLC	Delaware	Texas
MPT of Gilbert-Springstone, LLC	Delaware	Arizona
MPT of Highland Hills-Springstone, LLC	Delaware	Ohio
MPT of Lafayette-Springstone, LLC	Delaware	Indiana
MPT of Newburgh-Springstone, LLC	Delaware	Indiana
MPT of Olathe-Springstone, LLC	Delaware	Kansas
MPT of Oklahoma City-Springstone, LLC	Delaware	Oklahoma
MPT of Raleigh-Springstone GP, LLC	Delaware	North Carolina
MPT of Richmond-Springstone, LLC	Delaware	Texas
MPT of West Chester-Springstone, LLC	Delaware	Ohio
MPT of Vancouver-Springstone, LLC	Delaware	Washington
MPT Springstone REIT, Inc.	Maryland	—
MPT Silver Holdco, LLC	Delaware	—
Silver Holdco JV, LLC	Delaware	—
MPT UK JV Holdings, LLC	Delaware	—
MPT of Raleigh-Springstone, L.P.	Delaware	North Carolina
MPT of McKinney-Springstone, LLC	Delaware	Texas
Silver Holdco JV Sub, LLC	Delaware	—
Hospital Properties (Reading Ltd.)	Jersey	—
MPT UK Finance Co Limited	United Kingdom	—
Rehab and Mental Healthcare Group B.V.	Netherlands	—

Certain subsidiaries were omitted pursuant to Item 601(21)(ii) of the SEC’s Regulation S-K.